UNITED STATES
                           SECURITIES AND EXCHANGE
                                   COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                          Pursuant to Section 13 of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 1999


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable
Item 5.     Other Events


      On February 16, 1999, Registrant made available the Monthly
Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(l).


Item 7.     Financial Statements and Exhibits

  20(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(b). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(c). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(d). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(e). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(f). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(g). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(h). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(i). Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(j).    Series 1997-1 Monthly Investor Certificateholders'
            Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(k).    Series 1998-1 Monthly Investor Certificateholders'
            Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.

  20(l).    Series 1998-2 Monthly Investor Certificateholders'
            Statement related to the distribution of February 16, 1999 and reflecting the performance of the Trust during the Due Period ended in January 1999, which will accompany the distribution on February 16, 1999.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Sears Credit Account Master Trust II
                                          (Registrant)


                        By:     SRFG, Inc.
                                (Originator of the Trust)



                        By:      /s/Donald J. Woytek
                                    Donald J. Woytek
                                    Vice President, Administration



Date: February 16, 1999


                                 EXHIBIT INDEX


Exhibit No.


  20(a). Series 1994-1 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(b). Series 1995-2 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(c). Series 1995-3 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(d). Series 1995-4 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(e). Series 1995-5 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(f). Series 1996-1 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(g). Series 1996-2 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(h). Series 1996-3 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(i). Series 1996-4 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(j). Series 1997-1 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(k). Series 1998-1 Monthly Investor Certificateholders' Statement (February 16, 1999)

  20(l). Series 1998-2 Monthly Investor Certificateholders' Statement (February 16, 1999)